UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2017

GENEREX BIOTECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29169	98-0178636
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

10102 USA Today Way, Miramar, Florida	33025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 27, 2017, Generex Biotechnology Corporation filed a Certificate of Amendment to its Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 2,450,000 shares to 750,000,000 shares. The Certificate of Amendment is included as Exhibit 3.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The list of exhibits called for by this Item is incorporated by reference to the Exhibit Index filed with this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION.

Date: December 1, 2017	/s/ Mark A. Fletcher
Mark A. Fletcher
Executive Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description
3.1	Certificate of Amendment to Restated Certificate of Incorporation of Generex Biotechnology Corporation

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